SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 17, 2007

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

             New Jersey                 1-1031             22-0743290
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    (State or other jurisdiction      (Commission         (IRS Employer
          of incorporation)           File Number)      Identification No.)

     Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ 08875-6707
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     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code (732) 469-8300
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                               RONSON CORPORATION
                                 FORM 8-K INDEX


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT               3

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS                        3





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Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


           The Company is a party to an employment agreement with Mr. Louis V. Aronson II dated November 24, 2003, which provides for a term expiring December 31, 2007. On May 17, 2007, the Company and Mr. Aronson extended the employment agreement. The extension provides for a term expiring on December 31, 2009. The extension is attached as Exhibit 10.a.


Item 9.01. Financial Statements and Exhibits

           a) Financial Statements: None.

           b) Pro Forma Financial Information: None.

           c) Exhibits:

        10.a).Employment Agreement dated May 17, 2007 between Ronson Corporation and Louis V. Aronson II.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Ronson Corporation


                                                  /s/ Daryl K. Holcomb
                                                  -------------------------
                                                  Daryl K. Holcomb
                                                  Vice President,
                                                  Chief Financial Officer &
                                                  Controller
Dated:  May 22, 2007